SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2025

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

144 Main Street, Mt. Kisco, NY	10549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 202-3108

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreement

On May 5, 2025 (the “Effective Date”), AB International Group Corp. (the “Company”) entered into a Contribution Agreement (the “Contribution Agreement”) with AI+ Hubs Corp, a Delaware corporation (“AI+ Hubs”) and newly formed wholly owned subsidiary. Pursuant to the terms of the Contribution Agreement, the Company contributed to AI+ Hubs the assets and liabilities associated with the following:

1)       Intellectual property (IP) of ufilm AI Generated Creation, Productions Synthesis and Release System of Movie, TV series and Short series;

2)       copyrights of short series; and

3)       100% interest of the subsidiary, AB Cinemas NY, Inc.

AI+ Hubs accepted the assets and assumed the liabilities, as of the Effective Date. In exchange for the contribution, AI+ Hubs issued to the Company 6,680,500 shares common stock of AI+ Hubs. After the above contribution, AI+ Hubs shall engage in fundraising efforts to obtain approximately $1m in financing from outside sources.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the complete text of the Contribution Agreement, which is filed as Exhibit 10.1, to this Current Report and incorporated herein by reference.

License Agreement

Also on May 5, 2025, the Company entered into a License Agreement with Airhub Releasing, Inc., a Delaware corporation, to acquire a license to intellectual property (IP) of ufilm -- AI Generated Creation, Productions Synthesis and Release System of Movie, TV series and Short series. This license has been transferred to AI+ Hubs in connection with the above Contribution Agreement.

In consideration of the license, the Company or AI+ Hubs shall pay to the Airhub Releasing a non-refundable license fee of US$2,000,000 at the expiry of one month from the date of the agreement, which shall be settled in the following manner: (1) US$500,000 shall be payable in cash to Airhub Releasing and/or its nominee after the agreement becoming effective and within ten business days, (2) US$1,500,000 shall be payable in cash to Airhub Releasing and/or its nominee within ten business days after the SaaS software as a website using the IP having passed the test to be conducted by AI+ Hubs testing regarding the SaaS software approval and acceptance requirements.

The foregoing description of the License Agreement is qualified in its entirety by reference to the complete text of the License Agreement, which is filed as Exhibit 10.2, to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Contribution Agreement, dated May 5, 2025
10.2	License Agreement, dated May 5, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

Chief Executive Officer and Chief Financial Officer

Date: May 9, 2025

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